                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 16, 2002

                       Atlas Air Worldwide Holdings, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                      0-25732                     13-4146982
-------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)             Identification No.)


     2000 Westchester Avenue, Purchase, New York                      10577
-------------------------------------------------------------------------------
      (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (914) 701-8000
                                                     --------------


-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


                                Atlas Air, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                      0-25732                    84-1207329
-------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)             Identification No.)


     2000 Westchester Avenue, Purchase, New York                      10577
-------------------------------------------------------------------------------
      (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (914) 701-8000
                                                     --------------

-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



     This combined Form 8-K is separately filed by Atlas Air Worldwide Holdings, Inc. and Atlas Air, Inc. Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant.

ITEM 5. OTHER EVENTS.

On October 16, 2002, Atlas Air Worldwide Holdings, Inc. (the "Company") announced that it will initiate a re-audit of its financial results for fiscal years 2000 and 2001. This decision is based on a determination by the Company that adjustments must be made in certain areas, which will require a restatement of certain prior financial reports. These adjustments will have no effect on the Company's cash position. The Company anticipates that the re-audit will be completed in early 2003, along with the completion of audited financial statements for fiscal 2002. For additional information, see the Atlas Air Worldwide Holdings, Inc. press release, issued on October 16, 2002, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) The following Exhibit is filed as part of this report:

       EXHIBIT NO.                   DESCRIPTION

         99.1              Atlas Air Worldwide Holdings, Inc.
                           press release, issued on October 16, 2002.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ATLAS AIR WORLDWIDE HOLDINGS, INC.
                                 (Registrant)


Dated:  October 16, 2002         By: /s/ Douglas A. Carty
                                     ---------------------------------
                                     Name:   Douglas A. Carty
                                     Title:  Senior Vice President and
                                             Chief Financial Officer


                                 ATLAS AIR, INC.
                                 (Registrant)

Dated:  October 16, 2002         By: /s/ Douglas A. Carty
                                     --------------------------------
                                     Name:   Douglas A. Carty
                                     Title:  Senior Vice President and
                                             Chief Financial Officer

                                 EXHIBIT INDEX

       EXHIBIT
       NUMBER                         DESCRIPTION
       -------                        -----------

         99.1              Atlas Air Worldwide Holdings, Inc.
                           press release, issued on October 16, 2002.